                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

  I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock issued pursuant to (i) private placements effected during the months of May, June and July, 1995 (2,574,287 shs.) and (ii) upon the settlement of that certain lawsuit styled Richard Terrell, et al. vs. AmeriQuest Technologies, Inc., et al. Washington County Circuit Court, State of Oregon, Case No. C941228CV (500,000 shs.), and such other documents as may be required by such authorities.

  I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint Mark C. Mulford as my attorney-in-fact with power to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.

  DATED the 2nd day of February, 1996.

                                          /s/ D. Stephen DeWindt
                                          -------------------------------------
                                          D. Stephen DeWindt

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

  I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock issued pursuant to (i) private placements effected during the months of May, June and July, 1995 (2,574,287 shs.) and (ii) upon the settlement of that certain lawsuit styled Richard Terrell, et al. vs. AmeriQuest Technologies, Inc., et al. Washington County Circuit Court, State of Oregon, Case No. C941228CV (500,000 shs.), and such other documents as may be required by such authorities.

  I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint D. Stephen DeWindt as my attorney-in-fact with power to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.

  DATED the 5th day of February, 1996.

                                          /s/ Mark C. Mulford
                                          -------------------------------------
                                          Mark C. Mulford

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

  I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock to be issued pursuant to (i) private placements effected during the months of May, June and July, 1995 (2,574,287 shs.) and (ii) upon the settlement of that certain lawsuit styled Richard Terrell, et al. vs. AmeriQuest Technologies, Inc., et al. Washington County Circuit Court, State of Oregon, Case No. C941228CV (500,000 shs.), and such other documents as may be required by such authorities.

  I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint D. Stephen DeWindt and Mark C. Mulford as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.

  DATED the 5th day of February, 1996.

                                          /s/ Marc L. Werner
                                          -------------------------------------
                                          Marc L. Werner

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

  I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock to be issued pursuant pursuant to (i) private placements effected during the months of May, June and July, 1995 (2,574,287 shs.) and (ii) upon the settlement of that certain lawsuit styled Richard Terrell, et al. vs. AmeriQuest Technologies, Inc., et al. Washington County Circuit Court, State of Oregon, Case No. C941228CV (500,000 shs.), and such other documents as may be required by such authorities.

  I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint D. Stephen DeWindt and Mark C. Mulford as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.

  DATED the 12th day of March, 1996.

                                          /s/ Harry Krischik
                                          -------------------------------------
                                          Harry Krischik

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

  I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock to be issued pursuant to (i) private placements effected during the months of May, June and July, 1995 (2,574,287 shs.) and (ii) upon the settlement of that certain lawsuit styled Richard Terrell, et al. vs. AmeriQuest Technologies, Inc., et al. Washington County Circuit Court, State of Oregon, Case No. C941228CV (500,000 shs.), and such other documents as may be required by such authorities.

  I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint D. Stephen DeWindt and Mark C. Mulford as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.

  DATED the 2nd day of February, 1996.

                                          /s/ Marc L. Werner
                                          -------------------------------------
                                          Marc L. Werner

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

  I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock to be issued pursuant to (i) private placements effected during the months of May, June and July, 1995 (2,574,287 shs.) and (ii) upon the settlement of that certain lawsuit styled Richard Terrell, et al. vs. AmeriQuest Technologies, Inc., et al. Washington County Circuit Court, State of Oregon, Case No. C941228CV (500,000 shs.), and such other documents as may be required by such authorities.

  I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint D. Stephen DeWindt and Mark C. Mulford as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.

  DATED the 5th day of February, 1996.

                                          /s/ Holger Heims
                                          -------------------------------------
                                          Holger Heims

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

  I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock to be issued pursuant to (i) private placements effected during the months of May, June and July, 1995 (2,574,287 shs.) and (ii) upon the settlement of that certain lawsuit styled Richard Terrell, et al. vs. AmeriQuest Technologies, Inc., et al. Washington County Circuit Court, State of Oregon, Case No. C941228CV (500,000 shs.), and such other documents as may be required by such authorities.

  I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint D. Stephen DeWindt and Mark C. Mulford as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.

  DATED the 2nd day of February, 1996.

                                          /s/ Harold L. Clark
                                          -------------------------------------
                                          Harold L. Clark